Other income (loss) - Schedule of Other Nonoperating Income by Component (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Other income (loss)
Disposal loss of long-term investment				¥ (10,754)
Impairment of long-term investments				(8,505)
Credit losses for loans receivable				(6,660)
Income from ADR profit-sharing program				1,336
Others	¥ 427	$ 61	¥ 238	592
Total	¥ 427	$ 61	¥ 238	¥ (23,991)